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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 8, 2002



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)



         Delaware                           0-20570             59-2712887
(State or other jurisdiction        (Commission File         (IRS Employer
of incorporation)                           Number)          Identification No.)



                    152 West 57th Street, New York, NY       10019
               (Address of principal executive offices)   (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

     99.1 Investor Presentation Materials, dated January 8, 2002, for use at the Salomon Smith Barney Entertainment, Media and Telecommunications Conference.

ITEM 9.  REGULATION FD DISCLOSURE

     99.2 On January 8, 2002, the Registrant presented at the Salomon Smith Barney Entertainment, Media and Telecommunications Conference. A copy of the Registrant's investor presentation materials for such conference, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  USA NETWORKS, INC.


                                                  By: /s/ Julius Genachowski
                                                     ---------------------------
                                                  Name:  Julius Genachowski
                                                  Title: Senior Vice President
                                                         and General Counsel

         Date:  January 8, 2002




                                  EXHIBIT INDEX

Exhibit No.                    Description

99.1            Investor Presentation Materials.